                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 9, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                            DEEP WELL OIL & GAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                     0-24012                  13-3087510
    (State or other          (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                         Suite 3175 246 Stewart Green SW
                        Calgary, Alberta, Canada T3H 3C8
                    (Address of Principal Executive Offices)

                                 (403) 686-6104
              (Registrant's Telephone Number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

(a)(1) On February 9, 2004, Deep Well Oil & Gas, Inc. ("the Registrant") changed accountants from Sellers & Andersen, L.L.C. to Madsen and Associates, CPA's,
Inc.

        Previous independent accountants.

          (i)  The Registrant decided to dismiss Sellers & Andersen, L.L.C. as its independent accountants.

          (ii) Sellers & Andersen, L.L.C.'s reports on the financial statements for the year ended September 30, 2003 were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting
               principles during the period from inception (September 10, 2003)
               to September 30, 2003.

          (iii)The decision to change accountants was approved by the
               Registrant's Board of Directors.

          (iv) (A) During the period from inception (September 10, 2003) to
               September 30, 2003 and the interim period to December 31, 2003, there were no disagreements with Sellers & Andersen, L.L.C.
               related to accounting principles or practices, financial
               statement disclosure, or auditing scope or procedure, which disagreements  if not resolved to the satisfaction of Sellers &
               Andersen, L.L.C. would have caused Sellers & Andersen, L.L.C. to make reference to the subject matter of the disagreement in connection with its report.

        (B) Not applicable

        (C) Not applicable

        (D) Not applicable

        (E) Not applicable

(2) On February 9, 2004, the Registrant engaged Madsen and Associates, CPA's
Inc. as its independent accountants. Subsequent to February 9, 2004, our previous independent accountants, Sellers & Andersen, L.L.C., merged with our new independent accountants, Madsen and Associates, CPA's, Inc.

          (i)  The Registrant did not consult with Madsen and Associates, CPA's,
               Inc., its new independent accountants, regarding any matter prior to its engagement; and

          (ii) Not applicable

(3) The Registrant has provided to Sellers & Andersen, L.L.C., its former accountant, a copy of the disclosures contained in this Item 4 and the
Registrant has requested a letter from Sellers & Andersen, L.L.C. addressed to the Commission, confirming the statements made by the Registrant in this Item 4.
A copy of this letter is attached hereto.

(b)  Not applicable

Item 7  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Exhibits
    (16.1) Letter from Sellers and Andersen, L.L.C. pursuant to Item 304(a)(3)
           of Regulation S-B.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP WELL OIL & GAS, INC.

DATED: February 23, 2004      /s/ Steven Gawne
                                  Steven Gawne
                                  President,
                                  Chief Executive Officer,
                                  Chief Financial Officer and
                                  Chairman of the Board